                                                              Exhibit 99.(h)(38)


                     Nicholas-Applegate Institutional Funds
                          600 West Broadway, 30th Floor
                           San Diego, California 92101


                                January 25, 2005


Nicholas-Applegate Capital Management
600 West Broadway, 29th Floor
San Diego, California 92101


Ladies and Gentlemen:

     This will confirm our agreement that Schedules to the Administrative Services Agreement between us dated November 8, 2002 is hereby amended. The full list of Funds covered by the Agreement and the fees payable with respect to each such Fund shall be as set forth on Exhibits A and B hereto.

     In all other respects, the Administrative Services Agreement will remain in full force and effect. Please sign this letter below to confirm your agreement with this amendment.

                                 Very truly yours,


                                 Deborah A. Wussow
                                 Assistant Secretary


AGREED:
Nicholas-Applegate Capital Management


By:
     ------------------------------
       Charles H. Field, Jr.
       Deputy General Counsel

                                   SCHEDULE A

                               LIST OF PORTFOLIOS

U.S. Large Cap Select Growth Fund        International Growth Fund

U.S. Large Cap Value Fund                International Growth Opportunities Fund

U.S. Systematic SMID Growth Fund         Global Select Fund

U.S.  Emerging Growth Fund               International Systematic Fund

U.S. Mini Cap Growth Fund                Emerging Countries Fund

U.S. High Yield Bond Fund                Emerging Markets Opportunities Fund

U.S. Convertible Fund

U.S. Small Cap Value Fund

                                   SCHEDULE B

                                  FEE SCHEDULE

            FUND                          SHARE CLASS                    FEE
U.S. Large Cap Select Growth                   I                        0.15%
U.S. Large Cap Select Growth                  II                        0.10%
U.S. Large Cap Select Growth                  III                       0.05%
U.S. Large Cap Select Growth                  IV                        0.00%
U.S. Large Cap Select Growth                   R                        0.15%
U.S. Large Cap Value                           I                        0.15%
U.S. Large Cap Value                          II                        0.10%
U.S. Large Cap Value                          III                       0.05%
U.S. Large Cap Value                          IV                        0.00%
U.S. Large Cap Value                           R                        0.15%
U.S. Systematic SMID Growth                    I                        0.10%
U.S. Systematic SMID Growth                   II                        0.05%
U.S. Systematic SMID Growth                   III                       0.02%
U.S. Systematic SMID Growth                   IV                        0.00%
U.S. Emerging Growth                           I                        0.12%
U.S. Emerging Growth                           R                        0.12%
U.S. Mini Cap Growth                           I                        0.12%
U.S. Mini Cap Growth                          II                        0.05%
U.S. Mini Cap Growth                          III                       0.00%
U.S. High Yield Bond                           I                        0.10%
U.S. High Yield Bond                          II                        0.05%
U.S. High Yield Bond                          III                       0.02%
U.S. High Yield Bond                          IV                        0.00%
U.S. High Yield Bond                           R                        0.10%
U.S. Convertible                               I                        0.10%
U.S. Convertible                              II                        0.05%
U.S. Convertible                              III                       0.02%
U.S. Convertible                              IV                        0.00%
U.S. Small Cap Value                           I                        0.12%
U.S. Small Cap Value                          II                        0.07%
International Growth                           I                        0.25%
International Growth                          II                        0.17%
International Growth                          III                       0.12%
International Growth                          IV                        0.05%
International Growth                           V                        0.00%
International Growth                           R                        0.25%
Global Select                                  I                        0.07%
Global Select                                 II                        0.05%
Global Select                                 III                       0.02%

Global Select                                 IV                        0.00%
International Systematic                       I                        0.17%
International Systematic                      II                        0.10%
International Systematic                      III                       0.05%
International Systematic                      IV                        0.00%
International Systematic                       R                        0.17%
Emerging Countries                             I                        0.20%
Emerging Countries                            II                        0.12%
Emerging Countries                            III                       0.07%
Emerging Countries                            IV                        0.02%
Emerging Countries                             V                        0.00%
Emerging Markets Opportunities                 I                        0.20%
Emerging Markets Opportunities                II                        0.12%
Emerging Markets Opportunities                III                       0.05%
Emerging Markets Opportunities                IV                        0.00%